SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2009

PLASTINUM POLYMER TECHNOLOGIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52128	20-4255141

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10100 Santa Monica Blvd., Suite 300
Los Angeles, CA 90067

(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code: (310) 651-9972

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 2, 2009, VB/Research published an article containing information about Plastinum Polymer Technologies Corp. on the VB/Research website.  A copy of the article is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Exhibit

99.1	Article about the Registrant published by VB/Research on October 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLASTINUM POLYMER TECHNOLOGIES CORP.

Dated: October 2, 2009	By:	/s/ Jacques Mot
Jacques Mot
President and CEO